UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2020

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number (978) 657-0075

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ASNB	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed by AdvanSource Biomaterials Corporation, a Delaware corporation (the “Company”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2019, and in its definitive proxy statement on Schedule 14A filed with the SEC on December 30, 2019, on November 25, 2019, the Company and Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets to Buyer in exchange for $7.25 million on the terms and subject to the conditions set forth in the Purchase Agreement (the “Asset Sale”).

On January 31, 2020, the Company completed the Asset Sale and at the closing of the Asset Sale the Buyer paid the Company a cash payment of $7.25 million, a portion of which was used to satisfy certain obligations of the Company, as specified in the Purchase Agreement.

The foregoing description of the Asset Sale does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, which was filed with the SEC on December 2, 2019 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Asset Sale, on February 3, 2020, Khristine Carroll resigned as the Company’s Executive Vice President - Commercial Operations.

Item 8.01. Other Events.

On February 3, 2020, the Company issued a press release announcing the completion of the Asset Sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description
99.1	Press Release dated February 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

Dated: February 6, 2020	/s/ Michael F. Adams
Michael F. Adams
President and Chief Executive Officer

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